Lease Liabilities	6 Months Ended
Jun. 30, 2024
Lease liabilities [abstract]
Lease liabilities
17. Lease liabilities
The following table provides a breakdown for lease liabilities.

(€ thousands)	Lease liabilities
At December 31, 2023	593,725
Interest expense	11,511
Repayment of lease liabilities (including interest expense)	(78,461)
Additions due to new leases and store renewals	97,868
Decrease of lease liabilities due to store closures	(3,416)
Translation differences	9,870
At June 30, 2024	631,097
of which:
Non-current	497,543
Current	133,554

In certain countries, leases for stores entail the payment of both minimum amounts and variable amounts, especially for stores with lease payments indexed to revenue. As required by IFRS 16, only the minimum fixed lease payments are capitalized.
For information relating to contractual maturities of lease liabilities, see Note 15 — Borrowings.